                                                                   EXHIBIT 10.16

                                  AMENDMENT TO
                         EXECUTIVE EMPLOYMENT AGREEMENT

      WHEREAS, Jon. S. Saltzman ("Executive") is party to an executive employment agreement (the "Agreement") with United America Indemnity, Ltd. ("UAIL") and Penn-America Group, Inc. and its insurance subsidiaries ("PNG"), made as of October 14, 2004, effective as of the Effective Date (as defined in the Agreement); and

      WHEREAS, the parties desire that certain changes be made to the Agreement.

      NOW THEREFORE, the Agreement shall be revised as follows:

      1. UAIL shall no longer be a signatory to the Agreement.

      2. The terms "Penn-America" and "Company," as used in the Agreement, shall be understood to mean PNG.

      3. References to "UNGL" shall be understood to mean United National Group, Ltd. or any successor of such entity.

      4. The term "Merger Agreement" (first used in the second "Whereas" clause) shall refer to the merger agreement signed between PNG and UNGL and its affiliates, and the reference to "Company" in the third "Whereas" clause shall mean UNGL.

      5. The first sentence of Section 1.01 of the Agreement shall be revised to read as follows:

      "Executive is hereby employed as Chairman of the Company, and will use his best energies and abilities in the performance of his duties, related to and consistent with his position, as may be assigned to him from time to time by the Board of Directors of the Company (the "Board") or as otherwise provided for under this Agreement."

      6. A new Section 1.01.1 shall be added to the Agreement, to read as follows:

      "Nothing herein shall prevent Executive from serving as an officer of or providing services to Company, or any of its subsidiaries and affiliates, at the direction of the Board."

      7. References to the "Company" in Article IV of the Agreement shall be understood to include the Company and United America Indemnity, Ltd.

      8. References to the "Company" in Section 5.015 of the Agreement shall be understood to include affiliates of the Company.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of 14th day of October, 2004.

EXECUTIVE                             PENN-AMERICA GROUP, INC.

/s/ Jon S. Saltzman                   By: /s/ Joseph F. Morris
---------------------------               ----------------------------

Jon S. Saltzman                       Title: Sr. Vice President, CFO & Treasurer

                                      UNITED AMERICA INDEMNITY, LTD.

                                      By: /s/ David R. Bradley
                                          ----------------------------

                                      Title: Chief Executive Officer